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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 24, 2003
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                             ABLE LABORATORIES, INC.
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               (Exact Name of Registrant as Specified in Charter)




        Delaware                    001-11352                   04-3029787
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(State or other jurisdic-         (Commission                 (IRS Employer
 tion of incorporation)           File Number)            Identification Number)



                  6 HOLLYWOOD COURT, SOUTH PLAINFIELD, NJ 07080
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code  (908) 754-2253
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On February 24, 2003, Able Laboratories, Inc. issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

               Number                    Title
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                99.1        Press Release dated February 24, 2003







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       ABLE LABORATORIES, INC.


                                       BY: /s/ DHANANJAY G. WADEKAR
                                           -------------------------------------
                                           DHANANJAY G. WADEKAR
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER


Date: February 24, 2003
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                                  EXHIBIT INDEX




         Number                       Title
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          99.1           Press Release dated February 24, 2003